SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 1, 2001
                Date of Earliest Event Reported: October 1, 2001



                              AEROCENTURY IV, INC.
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               (Exact name of registrant as specified in its charter)




                                     CALIFORNIA
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            (State or other jurisdiction of incorporation or organization)

         333-22239                                     94-3260392
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       (Commission File Number)        (I.R.S. Employer Identification No.)


                1440 CHAPIN AVENUE, SUITE 310, BURLINGAME, CA 94010
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                (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:   (650) 340-1888
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                     Former address, if changed since last report: N/A


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

Update of Previously Disclosed Information: Due to receipt of cash flows greater than those anticipated in the Company's cash flow projections and reported in its Quarterly Reports on Form 10-Q for the period ending June 30, 2001, the Company now believes that, assuming the Company's two remaining lessees continue to timely make their respective rental payments through October 2001, the Company will have sufficient cash to pay its November 1, 2001 interest obligations. However, the Company still anticipates that that it will not have sufficient cash flow to pay its February 2002 interest payment, and that proceeds from the sale of the Company's assets will not be sufficient to fully repay the Company's note obligations

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AeroCentury IV, Inc.
                                            (Registrant)


Date: October 1, 2000              By:     /s/ Neal D. Crispin
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                                            Neal D. Crispin
                                            Title:   President